SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 9134 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6 (e) (2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
     240.14a-12


                             BRIDGE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In It Charter)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

        (3) Filing Party:
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        (4) Date Filed:
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NOTES:

                              BRIDGE BANCORP, INC.
                              2200 Montauk Highway
                             Bridgehampton, NY 11932

                            NOTICE OF ANNUAL MEETING

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Bridge Bancorp, Inc. (the "Company") will be held at The Bridgehampton National Bank, 2200 Montauk Highway, Bridgehampton, New York 11932, on Monday, April 17, 2000, at 3:30 p.m., for the purpose of considering and voting on the following matters:

1. The election of four directors to Class 2 of the Company's Board of Directors, each to hold office for a term of two years and until their successors are elected and qualified. The following four persons are the Board of Directors' nominees:

                           Thomas Halsey
                           Marcia Z. Hefter
                           Albert McCoy
                           Raymond Wesnofske

2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors believes that the election of the nominees listed in the attached proxy statement is in the best interests of the Company and its stockholders and unanimously recommends a vote "For" the nominees.

Only those shareholders of record at the close of business on March 1, 2000 shall be entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors



Raymond Wesnofske
Chairman

Bridgehampton, New York
March 15, 2000

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN SAME WITHOUT DELAY IN THE
ENCLOSED ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDERS MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 17, 2000


SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is being furnished to shareholders of Bridge Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at The Bridgehampton National Bank, 2200 Montauk Highway, Bridgehampton, New York 11932, on April 17, 2000 at 3:30 p.m. or any adjournments thereof. The 1999 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1999, accompanies this Proxy Statement.

Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed envelope. Shareholders should indicate their votes in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the nominees specified in this proxy statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

A proxy may be revoked at any time prior to its exercise by the filing of written revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a revocation with the Secretary and voting in person.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or facsimile by directors, officers and employees of the Company, without additional compensation therefor.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about March 15, 2000.

VOTING SECURITIES

The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ( the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. The close of business on March 1, 2000 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at this Annual Meeting or any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 4,237,597 shares.

BENEFICIAL OWNERSHIP

As of December 31, 1999, no person was known by the Board of Directors to be the beneficial owner of more than five percent of the Company's outstanding common stock.

ITEM 1: - ELECTION OF DIRECTORS & INFORMATION WITH RESPECT TO DIRECTORS
& OFFICERS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Pursuant to this provision, the Board unanimously adopted a resolution setting the number of directors at eight. The Bylaws further provide that the directors shall be divided into two classes with a two year term of office for each class expiring at the end of consecutive years. Only Class 2 of the Board of Directors will be elected at this year's meeting.

The Board of Directors has nominated the four persons named in this Proxy Statement. Each of these nominees has consented to be named and to serve if elected, and the Board knows of no reason to believe that any nominee will decline or be unable to serve, if elected. In the event any nominee is unable to serve or for good cause will not serve, it is intended that the proxies which would have been voted for such nominee will be voted for a successor nominee to be designated by the Board of Directors.

REQUIRED VOTE

The approval by the affirmative votes of the holders of a plurality of the shares present, or represented, and entitled to vote is required to approve the election of directors.

The following information is provided with respect to each nominee for director and each present director whose term of office extends beyond the date of the Annual Meeting.

NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                     Shares of Common Stock
                                                                                                        of the Company
                                                                                                    Beneficially Owned as of
                                                                                                      December 31, 1999<F1>
                                      Principal Occupation                Director of the
Name and Age                          for Past Five Years                  Company Since       No. of Shares                 Percent
------------------------------------------------------------------------------------------------------------------------------------

Nominees for Director:
----------------------
Class 2 (term expiring  in 2002)

Thomas Halsey                         Owner-Holly Hill                         1969              47,255<F2>                     1.1
Age 60                                Nursery

Marcia Z. Hefter                      Partner-Esseks, Hefter                   1988              21,488<F3>                     0.5
Age 56                                & Angel, Attorneys

Albert E. McCoy                       Vice-President-W.F. McCoy                1982             138,219<F4>                     3.3
Age 65                                Petroleum Products, Inc;
                                      President-McCoy Bus Co., Inc.

Raymond Wesnofske                     Chairman of the Board of                 1970              98,082<F5>                     2.3
Age 62                                the Company & the Bank

Directors Continuing in Office:
-------------------------------
Class 1 (term expiring in 2001)

R. Timothy Maran                      President-Maran, DeBaun,                 1980              57,427<F6>                     1.4
Age 58                                Cruise & Simonson
                                      Insurance Brokers

Walter A. Preische, Jr.               Certified Public Accountant              1994               9,510<F7>                     0.2
Age 64

L. H. Strickland                      Vice-Chairman of the Board               1970              13,900<F8>                     0.3
Age 67                                of the Company & the Bank;
                                      President & Director-Peter Lyle,
                                      Inc., Financial Services

Thomas J. Tobin                       President & Chief Executive              1986              68,580<F9>                     1.6
Age 55                                Officer of the Company &
                                      the Bank

                                       -3-

SHARES BENEFICIALLY OWNED BY OTHER EXECUTIVE OFFICERS AND ALL
DIRECTORS AND OFFICERS AS A GROUP

Name, Age and Position with Company             No. of Shares         Percent

Christopher Becker, Age 34                        17,503<F10>           0.4
      Executive Vice President of the
      Company and the Bank; Treasurer
      of the Company; Chief Financial
      Officer of the Bank


All 9 Director Nominees, Continuing

Directors and Executive Officers as a Group      474,154<F11>          11.2

                                       -4-

                                      NOTES

<F1> Beneficial ownership of shares, as determined in accordance with applicable
     Securities and Exchange Commission rules, includes shares as to which a person directly or indirectly has or shares voting power and/or investment power (which includes the power to dispose) and all shares which the person has a right to acquire within 60 days of the reporting date. Except as otherwise indicated, for all securities listed the director has sole voting and investment power.

<F2> Including  17,433  shares in the name of Dorothy E.  Halsey,  Mr.  Halsey's wife; 2,750 shares in the name of Adam T. Halsey, Mr. Halsey's son and 2,115 shares in the name of Jocelyn M. Halsey-Armusewicz, Mr. Halsey's daughter.

<F3> Including  7,520  shares in a retirement  trust for Robert J. Hefter,  Mrs.
     Hefter's husband; 2,750 shares in a retirement trust for Mrs. Hefter; 900 shares in the name of Jason Hefter, Mrs. Hefter's son; and 900 shares in the name of Michele Hefter, Mrs. Hefter's daughter.

<F4> Including 66,873 shares in the name of Margaret F. McCoy, Mr. McCoy's wife.

<F5> Including 27,864 shares in the name of Lynn Wesnofske, Mr. Wesnofske's wife and 14,400 shares in the name of Christopher Wesnofske, Mr. Wesnofske's son.

<F6> Including  10,393 shares in the name of Cynthia H. Maran, Mr. Maran's wife;
     5,985 shares in the name of R. Timothy Maran, Jr., Mr. Maran's son; 2,316 shares for the individual retirement account of Cynthia H. Maran, Mr. Maran's wife; 4,524 shares of the individual retirement account of Mr. Maran; and 10,800 shares in the name of Meschutt Maran Agency, Inc., a corporation of which Mr. Maran is a minority shareholder and shares voting and investment powers.

<F7> Including 5,010 shares in the name of Markowitz,  Preische & Stevens, P.C.,
     Profit Sharing Plan. Mr. Preische is one of two trustees and shares voting and investment powers.

<F8> Including  10,000 shares in the name of Peter Lyle, Inc. for the benefit of
     L.H.   Strickland.   Mr.   Strickland  is  the  sole  shareholder  of  such
     corporation.

<F9> Including options to purchase 33,000 shares previously granted to Mr. Tobin under the Company's Equity Incentive Plan; 16,665 shares in the name of Janet B. Tobin, Mr. Tobin's wife; 324 shares in the name of Janet Tobin Emmons, Mr. Tobin's daughter and 441 shares in the name of Patrick Thomas Tobin, Mr. Tobin's son.

<F10>Including  options to  purchase  15,000  shares  previously  granted to Mr.
     Becker under the Company's Equity Incentive Plan.

<F11>Including  options to  purchase  48,000  shares  previously  granted to the named Executive Officers under the Company's Equity Incentive Plan.

BOARD COMMITTEES

The Company's Board of Directors does not have a nominating committee (or a committee performing similar functions), but does have Audit and Personnel
Committees as follows:

                            Number of Meetings
Committee Members           Past Fiscal Year           Committee Functions
--------------------------------------------------------------------------------------------
   Audit:
   Thomas E. Halsey                 4             Monitor compliance with law and rules,
   Walter A. Preische, Jr.                        review and make recommendations with
   L.H. Strickland                                respect to reports of internal auditor and
                                                  independent certified public accountants.

   Personnel:
   Marcia Z. Hefter                 3             Recommend salary increases, changes
   R. Timothy Maran                               in employee benefits and management
   Thomas J. Tobin                                changes.
   Raymond Wesnofske

The Board of Directors met 13 times during fiscal year ended  December 31, 1999.
Each of the directors of the Company attended at least 75% of the total number of meetings of the Board and committees thereof.

COMPENSATION OF DIRECTORS

All of the members of the Board of Directors of the Company also serve on the Board of the Bank. Directors of the Company are not compensated separately in any way for their services as members of the Board of Directors of the Company. The Board of Directors of the Bank currently holds 12 regular monthly meetings a year and such special meetings as deemed advisable to review significant matters. Each member of the Board of Directors, except Mr. Tobin, receives an annual fee of $5,000. The Chairman of the Board of Directors receives an additional $2,500 annually. All Directors are compensated $500 for each meeting of the Board of Directors. Directors who are members of the asset and liability committee, classification committee, audit committee and loan committee are compensated $300 per meeting. Directors are compensated $150 for all other committee meetings.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning compensation and compensatory awards received the last three years by the Chief Executive Officer and each other executive officer of the Bank whose cash compensation, including salary and bonus, exceeded $100,000 in 1999. The officers of the Company are not compensated separately in any way for their services.

                                                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term Compensation
                                    Annual Compensation                              Awards                Payouts
                           ------------------------------------------------   ---------------------------------------
      (a)                  (b)          (c)          (d)          (e)           (f)           (g)            (h)           (i)
                                                                 Other                                                     All
                                                                 Annual       Restricted     Options/                     Other
Name and                                                         Compen-      Stock          SARs<F4>       LTIP         Compen-
Principal Position         Year      Salary<F1>     Bonus        sation<F2>   Awards<F3>     (shares)     Payouts<F5>    sation<F6>
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Tobin            1999      $214,549       $66,500        $0           $0            12,000          $0         $15,000
President & Chief          1998       185,571        36,500         0            0            12,000           0          14,087
Executive Officer of       1997       178,783        43,750         0            3,355         9,000           0          14,750
the Company and the
Bank

Christopher Becker         1999      $125,624      $ 27,300        $0            0             7,500           0           4,423
Executive Vice             1998        91,358        16,600         0            0             7,500           0           2,520
President of the           1997        82,992        18,750         0            0             6,750           0             862
Company and the
Bank, Treasurer of the
Company and Chief
Financial Officer of
the Bank
                                       -7-

NOTES TO SUMMARY COMPENSATION TABLE

<F1> Includes  salary  deferred at the election of the named  executive  officer
     (such as deferred salary under the Company's 401(k) Plan) and all directors' fees from the Bank, whether paid or deferred. Salary deferrals under the 401(k) Plan in 1999 were $ 10,000 for Mr. Tobin and $5,040 for Mr. Becker, respectively.

<F2> The Company has no "other annual compensation" as defined in the Securities and Exchange Commission rules.

<F3> Mr. Tobin and Mr. Becker held no  restricted  stock as of year end December
     31, 1999.

<F4> Represents  total number of shares subject to options  granted to the named executive officers. No options granted to the named executive officers have been accompanied by stock appreciation rights ("SARs").

<F5> The Company has no "long-term incentive plans" as defined in the Securities and Exchange Commission rules.

<F6> Includes,  among other things,  any Company  contributions on behalf of the named executive officer to the 401(k) Plan and specified premiums paid by the Company on certain insurance arrangements on behalf of the executive officer. Listed amounts for 1999 include 401(k) Plan contributions by the Company on behalf of executive officers Tobin and Becker of $5,000 and $4,423, respectively; and the following insurance premiums paid by the Company on behalf of Mr. Tobin: $6,254 in premiums paid on a supplemental retirement policy and $3,746 in premiums paid on a disability policy.

The following table sets forth information concerning stock options granted for 1999 to the executive officers named in the Summary Compensation Table on Page 7.

                                 Options Grants/SARs in Last Fiscal Year
                                 ---------------------------------------

                         Number of         % of Total
                        Securities        Options/SARs        Exercise
                        Underlying         Granted to          or Base
                       Options/SARs       Employees in          Price        Expiration
Name                      Granted          Fiscal Year     (dollars/share)      Date
---------------------------------------------------------------------------------------
Thomas J. Tobin           12,000              32.0%            $22.00          1/19/09

Christopher Becker         7,500              20.0%            $22.00          1/19/09



The following table sets forth information concerning all stock options that were either exercised in 1999 or held at year-end 1999 by the named executive officers in the Summary Compensation Table on Page 7.

                          Aggregated Option/SARs Exercises in the Last Fiscal Year
                                       and Year-End Option/SARs Values

----------------------------------------------------------------------------------------------------------
    (a)                          (b)             (c)                   (d)                    (e)
                                                                   Number of         Value of Unexercised
                                                                   Unexercised           In-the -Money
                                                                 Options/SARs at         Options/SARs at
                                Option Exercises in 1999        December 31, 1999     December 31,1999<F1>
                       Shares Acquired on                        (Exercisable/          (Exercisable/
                            Exercise        Value Realized       Unexercisable)         Unexercisable)
Name                        (shares)           (dollars)           (shares)               (dollars)
----------------------------------------------------------------------------------------------------------
Thomas J. Tobin                   0                   0              E - 33,000             E-$193,440
                                                                     U - 0                  U- 0

Christopher Becker            6,750             $79,954              E - 15,000             E-$43,725
                                                                     U - 0                  U- 0


<F1> Calculated  based  on the  fair  market  value  of the  Company's  Stock on
     December 31, 1999($20.50 per share) minus the exercise price.

EMPLOYMENT CONTRACT AND SEVERANCE AGREEMENTS

The Company, the Bank and Mr. Tobin are parties to an employment agreement. In addition, the Company and the Bank are parties to a change in control agreement with Mr. Becker.

Mr. Tobin has an employment agreement with the Company and the Bank pursuant to which he is employed in the position of President and Chief Executive Officer of both the Company and the Bank. The contract has a term of five years commencing January 1, 1998 until December 31, 2002 and is renewable for one additional year each subsequent January 1, during the term of the agreement. Under the agreement, in the event Mr. Tobin's employment is terminated following a change in control of the Company, he is entitled to receive a severance payment equal to 2.99 times the sum of his current base salary, plus the amount of bonuses paid to him during the 12 months preceding the change in control. The agreement provides that Mr. Tobin shall not have any right to receive a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

The change in control agreement with Mr. Becker is effective upon any change in control of the Company and has a term of three years. Under the agreement, in the event Mr. Becker's employment is terminated following a change in control of the Company, he is entitled to receive a severance payment equal to 2.99 times the sum of his current base salary plus the amount of bonuses paid to him during the twelve months preceding the change in control. The agreement provides that Mr. Becker shall not have any right to receive a "parachute payment" within the meaning of section 280G of the Internal Revenue Code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation Committee held three meetings in 1999 and presently consists of Raymond Wesnofske, Chairman of the Board, R.T. Maran, Marcia Z. Hefter and Thomas J. Tobin. Mr. Tobin is the President and Chief Executive Officer of both the Company and the Bank.

REPORT OF THE COMPENSATION COMMITTEE

The Company's Personnel Committee serves as its Compensation Committee. It consists of three directors who are not employees as well as the President and Chief Executive Officer, Thomas J. Tobin. This Committee was established to review, at least annually, the salaries, benefits, and employment policies of the Bank and then make recommendations to the full Board. The Committee makes recommendations to the full Board of Directors concerning base salary levels and short term incentive compensation for executive officers. In addition, the Committee recommends for full Board ratification the grant of stock-based incentive compensation awarded to executive officers and senior management.The Committee is also responsible for recommending the execution of employment agreements and change in control agreements with executive officers and certain members of senior management.

General Policy

The Company's executive compensation policy is to provide an incentive for executive officers to achieve corporate goals and to reward executive officers when these goals are met. Central to the concept and design of executive compensation strategy is the paramount importance of long term shareholder interests and the need to align senior management with those interests.

Compensation levels for executive officers are established after consideration of corporate performance measures and executive compensation practices followed by the Company's industry peer group. Also, included in the deliberative process are personal factors such as commitment, leadership, management style, teamwork and community involvement.

The Committee obtains suggestions and advice from the CEO regarding appropriate or desired levels of compensation for executive officers and senior management. The Committee has access to all necessary Company financial reports, personnel records and other data. Committee members have regular contact with executive officers and senior management as a result of their service on the Board and other Board committees, giving members a direct basis upon which to evaluate the individual qualities and capabilities of the officers.

Historically the Company has used published executive compensation reports from nationally recognized accounting and financial institution consulting firms to provide guidance as to competitive executive officer and senior management compensation practices and pay levels. For each of the past three years, the Company retained a nationally recognized compensation consulting firm to analyze the executive officer and senior management compensation levels, by each of the three elements cited below and in total, and the Company's performance. A group of thirty-eight comparably sized and similarly profiled financial institutions were used for comparison purposes. This group selected for this comparison needs to be distinguished from the peer group used in the stock performance graph below. The companies included in this group may have changed slightly from year to year due to merger activity within the industry or other relevant factors. The Committee considered the results of this comparison and the consulting firm's corresponding recommendations in making compensation program recommendations to the Board of Directors.

The objective of the Company's executive officer and senior management compensation structure is to motivate these individuals to put forth maximum effort toward the achievement of specific corporate goals identified during the strategic planning process of the Board and management. To that end, the Committee has adopted a compensation strategy that seeks to provide competitive compensation opportunities that are strongly aligned to the financial and stock performance of the Company. Three compensation elements are used in support of the strategy: base salary, short term incentives and long term incentives.

Components of Compensation

Base Salary

Executive officer base salary levels are reviewed annually by the Committee and adjusted as appropriate. For the 1999 fiscal year the Company increased individual base salaries based upon the consideration of the competitive base salary review, strong Company performance and individual performance. The adjusted base salary levels are reflective of the individual responsibilities, experience and performance, as well as competitive marketplace conditions.

Short Term Incentive Program

The Company ties short term incentive bonuses to financial targets, specifically return on average equity as compared to its peer group and growth in net profit. For the fiscal year ended 1999, the Company returned approximately 21.0% on average equity and approximately 22.4% growth in the annual net profit over the prior year, substantially meeting the goals defined by the Board and management in a three-year strategic plan. These performance standards place the Company in the high performance tier, as defined by a prominent industry source, when compared to commercial banks in its peer group.

Long Term Stock Incentive Program

The third and final component of the Company's compensation strategy is the 1996 Equity Incentive Plan, under which executive officers and senior management may be given the opportunity to acquire or increase proprietary interest in the Company through the granting of stock options and/or restricted stock awards. Such stock options and awards offer them the possibility of future value, depending upon the long term appreciation of the Company's common stock and provide the recipients with an incentive to advance the interests of the Company and also encourage them to remain in the employ or service of the Company and its subsidiaries.

Stock options under the Plan may be either so-called "incentive stock options", which bestow certain tax benefits on the optionee, or nonqualified stock options, not qualifying for such benefits. All options under the plan have an exercise price that is not less than the market value of the Company's common stock on the date of the grant.

The Committee's decisions on granting options and restricted stock awards are based on evaluation of both the Company's performance, as measured against growth in earnings per share, and the individual's accomplishments.

Chief Executive Officer

In assessing appropriate types and amounts of compensation for the Chief Executive Officer, the Committee evaluates both corporate and individual performance. Corporate factors included in the evaluation are return on average stockholders' equity, growth in assets, growth in net income, growth in earnings per share and the Company's performance as compared to peer group institutions. Individual factors include the CEO's implementation of the Company's strategic goals, formation of an effective management team and various personal qualities, including leadership.

The foregoing report has been furnished by committee members:

Raymond Wesnofske, Chairman
R. Timothy Maran
Marcia Z. Hefter
Thomas J. Tobin

PERFORMANCE GRAPH

Pursuant to the regulations of the SEC, the graph below compares the performance of the Company with that of the total return for the NASDAQ stock market, United States and for all bank stocks with an asset size of $250,000,000 to $500,000,000 as reported by SNL Securities L.C. from December 31, 1994 through December 31, 1999. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those listed below.


[GRAPH]



                                                       Period Ending
                              --------------------------------------------------------------------
Index                         12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
--------------------------------------------------------------------------------------------------
Bridge Bancorp, Inc.            100.00     135.08       184.47      477.61      713.12      609.18
NASDAQ - Total US*              100.00     141.33       173.89      213.07      300.25      542.43
SNL $250M-$500M Bank Index      100.00     134.95       175.23      303.07      271.41      252.50

RETIREMENT PLAN

The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least six months of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including the Named Executive Officers, in an amount equal to 1.50% of the participant's average annual earnings multiplied by creditable service (up to 35 years) plus 1.00% of the participant's average annual earnings multiplied by creditable service (in excess of 35 years) minus .49% of the participant's final average compensation multiplied by creditable service (up to 35 years).

The following table approximates the annual retirement benefits based on average annual earnings for the highest five consecutive years at various levels of compensation and years of service under the Retirement Plan.

Annual
Average         20 Years      25 Years      30 Years     35 Years      40 Years
Compensation    Service       Service       Service      Service       Service
-------------------------------------------------------------------------------
 50,000         $ 11,760      $ 14,700      $ 17,640     $ 20,580      $ 23,080
 75,000         $ 19,260      $ 24,075      $ 28,890     $ 34,705      $ 37,455
100,000         $ 26,760      $ 33,450      $ 40,140     $ 46,830      $ 51,830
125,000         $ 34,260      $ 42,825      $ 51,390     $ 59,955      $ 66,205
150,000         $ 41,760      $ 52,200      $ 62,640     $ 73,080      $ 80,580
175,000         $ 44,760      $ 55,950      $ 67,140     $ 78,330      $ 86,330
200,000         $ 44,760      $ 56,950      $ 67,140     $ 78,330      $ 86,330
225,000         $ 44,760      $ 55,950      $ 67,140     $ 78,330      $ 86,330
250,000         $ 44,760      $ 55,950      $ 67,140     $ 78,330      $ 86,330
275,000         $ 44,760      $ 55,950      $ 67,140     $ 78,330      $ 86,330

------------

The following table sets forth the years credited service and the average annual basic earnings (as defined above) determined as of September 30, 1999 for each of the named Executive Officers.

                             Years of
                         Credited Service
                                                           Average
                      Years           Months           Annual Earnings
-----------------------------------------------------------------------
Thomas J. Tobin        14               2                 $216,184
Christopher Becker     11               7                  107,292

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and executive officers and related parties, including their immediate families and companies in which they are principal owners, were loan customers of the Bank during 1999. Such loans are made in the ordinary course of business at normal credit terms, including interest rate and security, and do not represent more than a normal risk of collection. No such loan was classified by the Bank as of December 31, 1999 as a non-accrual, past due, restructured or potential problem loan.

Outside of normal customer relationships, none of the directors of the Company or their associates currently maintains or has maintained within the past 12 months any significant business relationships or had any related party transaction with the Company or the Bank other than such as arises by virtue of their position or ownership interest in the Company or other than such as arises by virtue of their position with the Bank.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive and certain other officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1999. In April, 1999 Director R. Timothy Maran inadvertently neglected to report the distribution of 14,436 shares from a testamentary trust to a relative. Mr. Maran was a beneficiary of the trust and shared voting and investment powers under same. Other than disclosed above, during 1999 all of these filing requirements were satisfied. In making these statements, the Company has relied solely on the written representations of the incumbent directors and officers and copies of the reports which they have filed with the Commission.

ITEM 2:  - OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors does not intend to present to the meeting any other business not provided for in the notice of meeting, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the meeting, the persons named in the enclosed Proxy will take action and vote proxies in accordance with their judgment on such matters.

Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

STOCKHOLDER PROPOSALS

If stockholders' proposals are to be considered for inclusion in the Company's Proxy Statement for the annual meeting of the Company's stockholders to be held in April, 2000, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for stockholders' proposals. Proposals for the annual meeting of Stockholders to be held in 2001 must be received by the Company at its principal executive office no later than November 16, 2000. Any such proposals, together with supporting statements, should be directed to the Secretary of the Company.

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, Certified Public Accountants, were the independent auditors of the Company for the year ended December 31, 1999, and have been selected to serve as auditors for 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

Whether you intend to be present at this meeting or not, you are urged to return your signed proxy promptly.

Your continued interest in and support of the Company is sincerely appreciated.

By Order of the Board of Directors

Raymond Wesnofske
Chairman

Bridgehampton, New York
March 15, 2000

                                      PROXY

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              BRIDGE BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD April 17, 2000

The undersigned hereby appoints Barbara White, Mary Hyer and Maureen P. Mougios as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below all the shares of common stock of Bridge Bancorp, Inc. held of record by the undersigned on March 1, 2000 at the Annual Meeting of Shareholders to be held April 17, 2000 or any adjournments thereof.

1. ELECTION OF DIRECTORS

FOR all nominees listed below                  WITHHOLD AUTHORITY to vote
(Except as Marked to the Contrary Below) [ ]   For all Nominees Listed Below [ ]

THOMAS HALSEY        MARCIA Z. HEFTER      ALBERT McCOY       RAYMOND WESNOFSKE

(INSTRUCTION: To withhold authority to vote for any individual strike a line through that nominee's name in the list above).

2. OTHER BUSINESS

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for proposal number 1.

Please sign exactly as name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

Dated:______________ , 2000                  ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Signature If Held Jointly

PLEASE MARK, SIGN , DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.